										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Revenues (5)
	Q1	Q2	Q3	Q4	FY
2016	30,287	23,089	32,402	25,303	111,081
2017	28,300	28,100	21,941	26,437	104,778

	Operating Profit (Loss) (4) (5)
	Q1	Q2	Q3	Q4	FY
2016	8,301	3,526	(12,779)	(707)	(1,659)
2017	9,806	9,512	6,989	6,507	32,814

	Interest (Income) Expense (5)
	Q1	Q2	Q3	Q4	FY
2016	1,020	1,052	981	1,069	4,122
2017	863	799	960	596	3,218

	Other (Income) Expense (5)
	Q1	Q2	Q3	Q4	FY
2016	95	2,337	(39)	(1,481)	912
2017	124	141	73	156	494

	Income (Loss) Before Taxes (4) (5)						Effective income tax rate from continuing operations (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	7,186	137	(13,721)	(295)	(6,693)	2016	n.m.	n.m.	84.5%	n.m.	151.2%
2017	8,819	8,572	5,956	5,755	29,102	2017	6.8%	15.6%	44.1%	n.m.	2.2%

	Income (Loss) from Continuing Operations (4) (5)
	Q1	Q2	Q3	Q4	FY
2016	7,760	1,943	(2,132)	(4,144)	3,427
2017	8,220	7,232	3,331	9,680	28,463

	Discontinued Operations, Net of Taxes (5)
	Q1	Q2	Q3	Q4	FY
2016	(4,958)	1,173	1,691	28,275	26,181
2017	(3,242)	(444)	5,067	493	1,874

	Net Income (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2016	2,802	3,116	(441)	24,131	29,608
2017	4,978	6,788	8,398	10,173	30,337

	Depreciation, depletion and amortization expense (5)
	Q1	Q2	Q3	Q4	FY
2016	3,038	3,111	3,721	3,180	13,050
2017	3,180	3,243	3,157	3,187	12,767

	Capital Expenditures (5)
	Q1	Q2	Q3	Q4	FY
2016	2,521	3,118	1,658	2,868	10,165
2017	3,425	2,275	3,511	6,493	15,704

	Net cash provided by (used for) operating activities from continuing operations (5)
	Q1	Q2	Q3	Q4	FY
2016	(4,740)	5,477	20,557	10,078	31,372
2017	(18,158)	35,144	17,832	14,187	49,005

NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Net cash provided by (used for) investing activities from continuing operations (5)
	Q1	Q2	Q3	Q4	FY
2016	(2,550)	(3,067)	14	1,711	(3,892)
2017	(2,616)	(1,014)	(2,674)	(4,356)	(10,660)

	Cash flow before financing activities from continuing operations (1) (5)
	Q1	Q2	Q3	Q4	FY
2016	(7,290)	2,410	20,571	11,789	27,480
2017	(20,774)	34,130	15,158	9,831	38,345

	Net cash provided by (used for) financing activities from continuing operations (5)
	Q1	Q2	Q3	Q4	FY
2016	7,961	(6,206)	(4,641)	9,013	6,127
2017	4,202	(29,513)	21,427	(2,169)	(6,053)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2016	1,804	1,834	1,812	1,812	7,262
2017	1,827	1,863	1,862	1,130	6,682

	Total debt (2) (5)
	Q1	Q2	Q3	Q4	FY
2016	111,381	110,838	110,227	96,039	96,039
2017	99,070	69,130	58,741	58,146	58,146

	Equity						Return on Equity (3) (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	202,019	198,972	196,308	220,293	220,293	2017	15.2%	16.6%	20.5%	13.8%	13.8%
2017	224,526	230,960	207,063	219,448	219,448

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	The third quarter of 2016 included an impairment charge of $17.4 million with respect to its Centennial mining operations.
(5)
On September 29, 2017, the Company spun-off Hamilton Beach Brands Holding Company ("HBBHC", ticker symbol HBB), a former wholly owned subsidiary. The financial position, results of operations and cash flows of HBBHC are reflected as discontinued operations for 2016 and 2017.

The North American Coal Corporation
(in thousands, except percentage data, tons of coal sold and limerock yards delivered)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2016	7.0	6.7	7.8	8.0	29.5
2017	9.2	7.5	9.4	8.7	34.8

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2016	0.8	0.6	1.0	0.6	3.0
2017	0.7	0.7	0.5	0.5	2.4

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2016	6.8	7.1	6.4	5.8	26.1
2017	7.8	7.9	6.4	7.9	30.0

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	30,287	23,089	32,402	25,303	111,081
2017	28,300	28,100	21,941	26,437	104,778

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	6,028	2,289	1,708	2,316	12,341
2017	4,592	4,644	2,530	5,432	17,198

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2016	12,648	13,035	15,102	14,453	55,238
2017	14,955	13,475	16,197	16,734	61,361

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2016	8,934	10,501	27,722	14,803	61,960
2017	8,221	7,243	9,802	13,616	38,882

	Operating Profit (Loss) (3)
	Q1	Q2	Q3	Q4	FY
2016	9,742	4,823	(10,912)	1,966	5,619
2017	11,326	10,876	8,925	8,550	39,677

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	1,024	1,053	982	1,101	4,160
2017	873	801	965	598	3,237

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	(198)	2,041	(198)	(198)	1,447
2017	(184)	(180)	(202)	(225)	(791)

The North American Coal Corporation
(in thousands, except percentage data, tons of coal sold and limerock yards delivered)

	Income (Loss) Before Taxes (3)
	Q1	Q2	Q3	Q4	FY
2016	8,916	1,729	(11,696)	1,083	32
2017	10,637	10,255	8,162	8,177	37,231

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	2,944	3,020	3,630	3,088	12,682
2017	3,088	3,151	3,066	3,139	12,444

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	2,517	3,106	1,657	2,829	10,109
2017	3,421	2,276	3,502	6,493	15,692

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	(3,471)	3,580	16,380	18,451	34,940
2017	(11,361)	28,695	18,538	12,764	48,636

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2016	(1,548)	(4,093)	(5)	1,730	(3,916)
2017	(2,632)	(1,035)	(2,685)	(5,210)	(11,562)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2016	(5,019)	(513)	16,375	20,181	31,024
2017	(13,993)	27,660	15,853	7,554	37,074

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(1,253)	474	(4,910)	(27,075)	(32,764)
2017	3,029	(27,650)	(15,711)	(1,039)	(41,371)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2016	—	—	4,300	5,900	10,200
2017	—	—	4,000	—	4,000

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2016	111,381	110,838	110,227	96,039	96,039
2017	99,070	69,130	58,741	58,146	58,146

The North American Coal Corporation
(in thousands, except percentage data, tons of coal sold and limerock yards delivered)

	Equity
	Q1	Q2	Q3	Q4	FY
2016	116,209	119,542	102,995	105,645	105,645
2017	115,161	123,741	129,815	141,174	141,174

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	The third quarter of 2016 included an impairment charge of $17.4 million with respect to its Centennial mining operations.

NACCO and Other
(in thousands, except percentage data)

	Income (Loss) Before Taxes (1)
	Q1	Q2	Q3	Q4	FY
2016	(1,730)	(1,592)	(2,025)	(1,378)	(6,725)
2017	(1,818)	(1,683)	(2,206)	(2,422)	(8,129)

(1)
On September 29, 2017, the Company spun-off Hamilton Beach Brands Holding Company ("HBBHC", ticker symbol HBB), a former wholly owned subsidiary. The financial position, results of operations and cash flows of HBBHC are reflected as discontinued operations for 2016 and 2017.